UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2026

Donnelley Financial Solutions, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-37728	36-4829638
(Commission File Number)	(IRS Employer Identification No.)

391 Steel Way,
Lancaster, Pennsylvania	17601
(Address of Principal Executive Offices)	(Zip Code)

(800) 823-5304

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01)	DFIN	NYSE

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 14, 2026, Donnelley Financial Solutions, Inc. (the “Company”) announced that Craig Clay, a named executive officer, will transition out of his current position as the Company’s Executive Vice President, President of Global Capital Markets. Mr. Clay will serve as an advisor to the Company through December 31, 2026, when his employment with the Company will terminate and he will receive his contractual, and previously disclosed, payments and benefits in accordance with the Company’s Executive Severance Plan.

Item 5.07. Submission of Matters to a Vote of Security Holders

(a) Donnelley Financial Solutions, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 13, 2026.

(b) The following matters were voted upon at the Annual Meeting of Stockholders:

1. The election of the nominees for Directors was voted on by the Stockholders. The nominees, all of whom were elected, were Luis A. Aguilar, Joseph L. Binz, Richard L. Crandall, Juliet S. Ellis, Gary G. Greenfield, Daniel N. Leib, Lois M. Martin, Chandar Pattabhiram and Ayman Sayed. The Inspector of Election certified the following vote tabulations:

	For	Against	Abstain	Non-Votes
Aguilar	20,889,431	1,929,227	4,003	1,142,670
Binz	22,806,179	11,666	4,816	1,142,670
Crandall	22,030,242	788,410	4,009	1,142,670
Ellis	22,162,073	480,520	180,068	1,142,670
Greenfield	22,695,843	122,788	4,030	1,142,670
Leib	22,806,133	11,921	4,607	1,142,670
Martin	22,152,891	666,027	3,743	1,142,670
Pattabhiram	21,997,524	644,262	180,875	1,142,670
Sayed	22,768,102	48,460	6,099	1,142,670

2. The Stockholders voted to approve the advisory resolution on executive compensation. The Inspector of Election certified the following vote tabulation:

For	Against	Abstain	Non-Votes
22,326,855	486,473	9,333	1,142,670

3. The Stockholders voted to ratify the Audit Committee’s appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the financial statements of the Company for fiscal year 2026. The Inspector of Election certified the following vote tabulation:

For	Against	Abstain	Non-Votes
23,631,214	318,516	15,601	0

Item 8.01. Other Events

On May 14, 2026, the Company announced that Ken Napolitano will join the Company on June 1, 2026 as the Company’s Chief Revenue Officer. Mr. Napolitano has experience scaling commercial organizations within the financial data and technology sector.

Information in this Item 8.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act except as otherwise expressly stated in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release issued by Donnelley Financial Solutions, Inc. on May 14, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DONNELLEY FINANCIAL SOLUTIONS, INC.

Date: May 14, 2026	By:	/s/ DAVID A. GARDELLA
David A. Gardella
Executive Vice President and Chief Financial Officer